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                                                                  EXHIBIT 10.44




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                      FIRST AMENDMENT TO CREDIT AGREEMENT


                                    BETWEEN


                           NOBLE DRILLING CORPORATION


                 FIRST INTERSTATE BANK OF TEXAS, N.A., AS AGENT


                                      AND


                                 CERTAIN BANKS





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                      FIRST AMENDMENT TO CREDIT AGREEMENT


              THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of this 30th day of June, 1995, by and between NOBLE DRILLING CORPORATION, a Delaware corporation ("Borrower"), FIRST INTERSTATE
BANK OF TEXAS, N.A., a national banking association executing this Amendment in its individual capacity ("First Interstate") and as agent for Credit Lyonnais Cayman Island Branch ("Credit Lyonnais"), and Credit Lyonnais.

                              W I T N E S S E T H:

              WHEREAS, pursuant to the terms and subject to the conditions of that certain Credit Agreement dated as of June 16, 1994, between the Borrower, Credit Lyonnais, and First Interstate in its individual capacity and as agent (the "Agent") for Credit Lyonnais (such Credit Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "Credit Agreement"), certain credit facilities were made available to the Borrower;

              WHEREAS, the indebtedness and obligations of the Borrower to the Banks (as defined in the Credit Agreement) have been evidenced by (i) the Credit Agreement, (ii) the Applications, and (iii) each of the revolving notes dated June 16, 1994, made by Borrower to the order of each of the Banks, copies of which are attached hereto as Annex A (the "Previous Notes");

              WHEREAS, the Borrower has requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Banks have agreed to change the Credit Maturity Date (as defined in the Credit Agreement), subject to the terms and conditions hereinafter set forth;

              WHEREAS, to secure, in part, the indebtedness under the Credit Agreement and the Notes (as defined in the Credit Agreement), and all renewals, extensions, modifications, increases and/or rearrangements thereof and in connection therewith, and all other indebtedness, liabilities and obligations of the Borrower to the Agent or the Banks, then existing or thereafter arising,
(i) each of Noble Drilling (U.S.), Inc., a Delaware corporation ("ND-US"), Noble Drilling (West Africa), Inc., a Delaware corporation ("ND-WA"), and Noble Drilling (Mexico), Inc., a Delaware corporation ("ND-M") (collectively, the "Guarantors") have guaranteed to the Agent and the Banks the payment and performance of the Obligations (as defined in the Credit Agreement) pursuant to the Guaranties (as defined in the Credit Agreement), (ii) the Borrower has executed and delivered to the Agent (as defined in the Credit Agreement) that certain Security Agreement dated as of June 16, 1994, in favor of the Agent for the benefit of the Banks (the "Security Agreement") and (iii) Intercompany Revolving Credit Demand Notes, each dated June 16, 1994, made to the order of Borrower in the original principal amount of




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$20,000,000 each by each of (a) Noble International Limited, a Cayman Islands corporation ("Noble International"), (b) Noble Drilling (U.K.) Limited, a Scotland corporation ("Noble UK"), (c) Noble Drilling De Venezuela C.A., a Venezuela corporation ("Noble Venezuela"), and (d) Noble Drilling (West Africa) Ltd., a Bermuda corporation ("Noble West Africa"), have been pledged by Borrower to the Banks pursuant to the Security Agreement (such four Intercompany Revolving Credit Demand Notes being hereinafter collectively referred to as the "Prior Collateral Notes");

              WHEREAS, to secure, in part, the indebtedness under the Credit Agreement and each of the Previous Notes (and all renewals, extensions, modifications and/or rearrangements thereof and in connection therewith) and all other indebtedness, liabilities and obligations of the Borrower to the Agent and the Banks then existing or thereafter arising, the Borrower has heretofore executed in favor of the Agent for the benefit of the Banks: (i) the Security Agreement, (ii) the Applications (as defined in the Credit Agreement), (iii) the Guaranty, and (iv) all other security agreements, guaranties, financing statements and other agreements executed in connection with the Credit Agreement prior to the date hereof, all of which shall continue as amended in connection herewith in full force and effect after the execution of this Amendment, and shall secure the Borrower's payment of the Obligations (as defined in the Credit Agreement) all as more fully set forth therein and herein;

              WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Credit Agreement as hereinafter provided;

              NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrower, the Agent and the Banks hereby agree as follows:

                            I.  CERTAIN DEFINITIONS

              Section 1.01 Certain Definitions. All terms used herein shall have the respective meanings set forth therefor in the Credit Agreement except as otherwise expressly defined herein.

              Section 1.02 Revised Definitions. Effective as of the date hereof, as used in the Credit Agreement, the following terms shall have the following meanings:

              "Credit Maturity Date" means 12:00 o'clock noon Houston, Texas time on June 30, 1997, or such earlier date and time on which the obligation of Banks to make Loans and provide Letters of Credit hereunder is terminated and all Obligations are immediately due and payable by Borrower, or such later date as may result from the extension of the Credit Maturity Date as set forth in
Section 2.02 hereof, or as may be otherwise agreed in writing by Borrower



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and Banks.

              "Revolving Note" shall mean the Revolving Note of Borrower, in substantially the form attached hereto as Annex B, having the blanks therein appropriately completed and duly executed, and otherwise in form and substance satisfactory to Banks, together with any and all renewals, extensions, rearrangements, modifications and increases.

                    II.  AMENDMENT; CONDITIONS TO AMENDMENT

              Section 2.01 Amendment and Restatement of Notes. (a) Each of the Previous Notes shall, upon satisfaction of the conditions precedent set forth in Section 2.02 hereof, be amended and restated in their entirety in the forms set forth on Annex B as the Revolving Notes.

              (b) Each of the Prior Collateral Notes shall, upon satisfaction of the conditions precedent set forth in Section 2.02 hereof, be amended and restated in their entirety in the forms set forth on Annex C, and such amended and restated Intercompany Revolving Credit Demand Notes shall constitute the "Collateral Notes", as defined in the Security Agreement, pledged to the Agent for the benefit of the Banks pursuant to the Security Agreement to secure payment of the Obligations (as defined in the Security Agreement).

              Section 2.02 Conditions to Amendment. This Amendment shall become effective as of the date hereof upon satisfaction, to the Agent, of the following conditions by the Borrower:

                 (a) The Borrower and each Significant Subsidiary other than a Foreign Subsidiary (other than Noble Drilling (Canada) Ltd.) shall have delivered to the Agent, in form and substance satisfactory to the Agent, certified copies of resolutions of the Board of Directors of each such Person authorizing the execution, delivery and performance of the Revolving Note, and the Intercompany Revolving Credit Notes respectively, (collectively, the "New Notes"), this Amendment and any other Loan Documents executed by each such Person in connection herewith;

                 (b) The Borrower and each Significant Subsidiary other than a Foreign Subsidiary (other than Noble Drilling (Canada) Ltd.) shall have delivered to the Agent, in form and substance satisfactory to the Agent, certificates of incumbency certified by the secretary or assistant secretary of the Borrower and each such Significant Subsidiary with specimen signatures of the president, vice president and secretary thereof;

                 (c) Noble Offshore Corporation, a Delaware corporation ("NOC") shall have executed and delivered to the Agent a Guaranty in form and substance satisfactory to the Agent, together with certified copies of resolutions of the Board of Directors



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              of NOC authorizing the execution, delivery and performance of such guaranty, and a certificate of incumbency certified by the Secretary or Assistant Secretary of NOC with specimen signatures of the President, Vice President and Secretary of NOC;

                 (d) The legal opinion of Thompson & Knight, counsel to NOC, with respect to such matters and in form and substance reasonably satisfactory to the Agent, shall be delivered to the Agent;

                 (e) The Borrower shall have paid a $30,000 fee to the Agent for the pro rata benefit of the Banks in accordance with their respective interests in the Credit Agreement;

                 (f) The Borrower shall have paid all legal fees and expenses incurred in connection with this Amendment; and

                 (g) The Borrower shall have duly executed and delivered all other documents requested by the Agent in connection herewith.

              III.  REPRESENTATIONS, WARRANTIES AND RATIFICATIONS

              Section 3.01 Representations and Warranties. The Borrower, by executing this Amendment, hereby represents and warrants to the Agent that the representations and warranties contained in Section 3 of the Credit Agreement, as amended hereby, and the exhibits thereto, and the information therein, are true and correct on and as of the date hereof as though made on and as of the date hereof (except as to representations and warranties that were limited by their express terms to a specific date or as to which disclosure has been made to, and written approval has been received from, the Agent), and no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement of notice or lapse of time or both.

              Section 3.02 Ratification. (a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect, the Borrower hereby agreeing that the Credit Agreement, as amended hereby, and the other Loan Documents, whether or not amended hereby, are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

              (b) Furthermore, the Borrower confirms, ratifies and continues as valid and subsisting all liens and security interests established by the Loan Documents to secure the Obligations, including, but without limitation, indebtedness that has arisen, now exists or hereafter arises under or is evidenced by the Previous Notes or the New Notes and all



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extensions, renewals, modifications, increases and rearrangements thereof, and any and all other indebtedness, liabilities and obligations whatsoever of the Borrower to the Banks, the Previous Notes and the New Notes having been contemplated by the parties hereto and to the Loan Documents, and intended to be secured by the Loan Documents.

              Section 3.03 Continuity of Agreement and Promissory Notes. The indebtedness of the Borrower to the Banks was and is governed by the terms of the Credit Agreement, and has been evidenced in part by the Previous Notes, for which the Revolving Notes are hereby substituted and exchanged. The terms of any agreement, promissory note or any other document notwithstanding, the Credit Agreement has been since its execution, and remains, in full force and effect and, together with the New Notes and the Loan Documents, represents the written obligation of the Borrower to make payments of the outstanding principal balance of and interest on the outstanding principal balance of, the Loans, the Reimbursement Obligations, and other indebtedness and liabilities to the Agent or the Banks.

                               IV.  MISCELLANEOUS

              Section 4.01 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, the New Notes, and any and all other promissory notes, mortgages, deeds of trust, security agreements and other Loan Documents heretofore, now, or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, or as further evidence of or security for or in connection with the Credit Agreement as amended hereby, are hereby amended so that any reference in the Credit Agreement or the other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

              Section 4.02 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

              Section 4.03 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and venue in any such dispute shall be laid in Harris County--the county or judicial district of the Agent's principal place of business.

              Section 4.04 Parties Bound. This Amendment shall be binding upon and inure to the benefit of Borrower and the Agent and the Banks, and their respective successors and assigns; provided, however, that neither the Borrower nor any of its successors or assigns may,



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without the prior written consent of the Agent and the Banks, assign any rights, powers, duties or obligations hereunder.

              Section 4.05 Labelling of Notes. Within forty-five (45) days after satisfaction of the conditions specified in Section 2.01 hereof, the Agent shall mark (a) the New Notes, with the blanks appropriately completed as the Agent may require, "Amended and restated (but not extinguished) by that certain promissory note dated as of June 30, 1995 executed by Noble Drilling Corporation and in the stated principal amount of $12,500,000", and (b) the Prior Collateral Notes, with the blanks appropriately completed as the Agent may require, "Amended and restated (but not extinguished) by that certain promissory note dated as of June 30, 1995, executed by [Name of Maker] and in the stated principal amount of $20,000,000."

              EXECUTED as of the date first above written.

                                        NOBLE DRILLING CORPORATION


                                        By:
                                           ------------------------------------
                                        Print Name:
                                                   ----------------------------
                                        Print Title:
                                                    ---------------------------


                                        FIRST INTERSTATE BANK OF TEXAS, N.A.


                                        By:
                                           ------------------------------------
                                           Print  Name:
                                                       ------------------------

                                           Print Title:
                                                       ------------------------


                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                        By:
                                           ------------------------------------
                                           Print Name:
                                                      -------------------------
                                           Print Title:
                                                       ------------------------



                  Guarantors' Acknowledgment and Reaffirmation
                           of Amendment and Guaranty

              Noble Drilling (U.S.), Inc., a Delaware corporation ("ND-US"), Noble Drilling (West Africa), Inc., a Delaware corporation ("ND-WA"), and Noble Drilling (Mexico), Inc.,




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a Delaware corporation ("ND-M"), having executed an unconditional guaranty agreement, in favor of the Agent and the Banks and dated as of June 16, 1994, guaranteeing the payment and performance of all indebtedness and obligations of the Borrower to the Agent and the Banks, hereby acknowledge, consent and agree to the terms of the foregoing First Amendment to Credit Agreement, and further agree that the Guaranty Agreement executed and delivered by each of ND-US, ND-WA and ND-M has been and continues in full force and effect in accordance with its terms guaranteeing the payment and performance of all indebtedness and obligations of the Borrower to the Agent and the Banks without limitation, adverse effect or restriction by the foregoing First Amendment to Credit Agreement.

                                        ND-US

                                        Noble Drilling (US), Inc.


                                        By:
                                           ------------------------------------
                                        Print Name:
                                                   ----------------------------
                                        Print Title:
                                                    ---------------------------



                                        ND-WA

                                        Noble Drilling (West Africa), Inc.


                                        By:
                                           ------------------------------------

                                        Print Name:
                                                   ----------------------------

                                        Print Title:
                                                    ---------------------------



                                        ND-M

                                        Noble Drilling (Mexico), Inc.


                                        By:
                                           ------------------------------------
                                        Print Name:
                                                   ----------------------------
                                        Print Title:
                                                    ---------------------------



Index to Annexes
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Annex A - Previous Notes
Annex B - Revolving Note



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Annex C - Form of Intercompany Note





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